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                                                                    EXHIBIT 21.1
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
           NAME OF SUBSIDIARY                                            INCORPORATION JURISDICTION
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Channelview Real Property, Inc.                                          Delaware
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XL Systems International, Inc.                                           Delaware
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XLS Holding, Inc.                                                        Texas
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XL Systems, Inc.                                                         Texas
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XLS Systems Antilles, N.V.                                               Netherlands Antilles
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XLS Systems Europe, B.V.                                                 Netherlands
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TA Industries, Inc.                                                      Delaware
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Texas Arai, Inc.                                                         Delaware
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Tube Alloy Capital Corporation                                           Texas
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Tube Alloy Corporation                                                   Louisiana
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Petroleum Equipment Supply Company                                       Louisiana
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Tube Alloy Corporation International                                     Texas
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Drill Tube International, Inc.                                           Texas
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Grant Austria, Inc.                                                      Delaware
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Petro-Drive, Inc.                                                        Louisiana
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Weatherford Mauritius Limited                                            Mauritius
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Enerpro de Mexico, S.A. de C.V.                                          Mexico
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Grant Tubular Finishing Ltd.                                             Hungary
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Grant Prideco (Singapore) Pte Ltd.                                       Singapore
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Grant Prideco, S.A. de C.V.                                              Mexico
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Grant Prideco, S.A.                                                      Switzerland
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Citra Grant Prideco Marketing Ltd.                                       Jersey Islands
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PT H-Tech Oilfield Equipment                                             Indonesia
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Prideco Europe Limited                                                   United Kingdom
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Pridecomex Holding, S.A. de C.V.                                          Mexico
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TF de Mexico, S.A. de C.V.                                                Mexico
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Inmobiliaria Industrial de Veracruz, S.A. de C.V.                        Mexico
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Voest-Alpine Stahlrohr Kindberg GmbH                                     Austria
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Voest-Alpine Stahlrohr Kindberg GmbH & Co. KG                            Austria
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Voest-Alpine Middle East Free Establishment Zone                         UAE
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Voest-Alpine South America, S.A.                                         Venezuela
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